FIFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH AMENDMENT, dated as of August 29, 2005 (this “Amendment”), to the 5-Year Credit Agreement, dated as of June 25, 2001 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among DOW JONES & COMPANY, INC. (the “Company”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), LLOYDS TSB BANK PLC and WESTDEUTSCHE LANDESBANK GIROZENTRALE, as co-documentation agents (in such capacity, the “Documentation Agent”), THE BANK OF NEW YORK and THE BANK OF AMERICA, N.A., (f/k/a FLEET NATIONAL BANK), as co-syndication agents (in such capacity, the “Syndication Agent”) and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.

Defined Terms.  Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

2.

Amendment to Subsection 6.3 of the Credit Agreement.  Subsection 6.3 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

“6.3  Maintenance of Ratio of Consolidated Total Indebtedness to Annualized Consolidated Cash Flow.  Permit the ratio of Consolidated Total Indebtedness to Annualized Consolidated Cash Flow to exceed (a) as at September 30, 2005 or December 31, 2005, 4.0 to 1.0 or (b) as at any other fiscal-quarter-end date of the Company, 3.50 to 1.00.”

3.

Conditions to Effectiveness.  This Amendment shall become effective as of the date set forth above upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Company and the Required Lenders.

4.

Limited Effect.  Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Credit Agreement are and shall continue to be in full force and effect.

5.

Representations and Warranties.  The representations and warranties made by the Company contained in the Credit Agreement are true and correct on and as of the date hereof after giving effect to this Amendment.

6.

Counterparts.  This Amendment may be executed in counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

7.

GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

509255-0205-00042-NY01.2495674

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

DOW JONES & COMPANY, INC.

By:__/s/ Nathan A. Rogers____________

    Name:  Nathan A. Rogers

    Title:    Assistant Treasurer

Fifth Amendment to 2001 Credit Agreement

JPMORGAN CHASE BANK,

As Administrative Agent and as a Lender

By:___/s/ Peter B. Thauer__________

    Name: Peter B. Thauer

    Title:  Vice President

Fifth Amendment to 2001 Credit Agreement

BANCA NAZIONALE DEL LAVORO S.P.A.,
NEW YORK BRANCH

By:_____________________________

    Name:

    Title:

By:_____________________________

    Name:

    Title:

Fifth Amendment to 2001 Credit Agreement

BANK OF TOKYO MITSUBISHI TRUST COMPANY

By:__/s/ Karen Ossolinski___________________

    Name: Karen Ossolinski

    Title:   Vice President

Fifth Amendment to 2001 Credit Agreement

BANK OF AMERICA, N.A. (formerly, FLEET NATIONAL BANK)

By:_/s/ Thomas J. Kane_________________

    Name:  Thomas J. Kane

    Title:  Senior Vice President

Fifth Amendment to 2001 Credit Agreement

HSBC BANK PLC

By:_/s/ Darren Pinsker ________

    Name: Darren Pinsker

    Title:  Senior Vice President

Fifth Amendment to 2001 Credit Agreement

LLOYDS TSB BANK PLC

By:_/s/ Deborah Carlson ___________

    Name: Deborah Carlson

    Title: VP & Manager –

  Business Development C.B.

By:_/s/ Michael J. Gilligan __________

    Name: Michael J. Gilligan

    Title:  Director, Financial Institutions, USA

Fifth Amendment to 2001 Credit Agreement

MELLON BANK, N.A.

By:_/s/ Thomas J. Tarasovich, Jr. __________

    Name:  Thomas J. Tarasovich, Jr.

    Title:  Asst Vice President

Fifth Amendment to 2001 Credit Agreement

MERRILL LYNCH BANK USA

By:___/s/ Derek Befus_____________

    Name: Derek Befus

    Title:  Vice President

Fifth Amendment to 2001 Credit Agreement

NATIONAL AUSTRALIA BANK LIMITED, A.C.N. 004044937

By:_____________________________

    Name:

    Title:

Fifth Amendment to 2001 Credit Agreement

THE BANK OF NEW YORK

By:__/s/ John C. Lambert ________

    Name: John C. Lambert

    Title:  Managing Director

Fifth Amendment to 2001 Credit Agreement

THE NORTHERN TRUST COMPANY

By:_/s/ Melissa A. Whitson_____________

    Name: Melissa A. Whitson

    Title:  Senior Vice President

Fifth Amendment to 2001 Credit Agreement

UFJ BANK LIMITED

By:_____________________________

    Name:

    Title:

Fifth Amendment to 2001 Credit Agreement